UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2018

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Innovation Drive Dayton, Ohio		45342
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Teradata Corporation (“Teradata” or the “Company”) was held on April 17, 2018. At the Annual Meeting, the holders of a total of 111,241,513 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 92% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters:

1)	a proposal to elect Lisa R. Bacus, Timothy C.K. Chou, James R. Ringler, and John G. Schwarz as Class II directors;

2)	an advisory (non-binding) vote on executive compensation (a “say-on-pay” vote);

3)	a proposal to approve the amended and restated Teradata Employee Stock Purchase Plan; and

4)	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.

The number of votes cast for or against, the number of abstentions, and the number of broker non-votes with respect to each matter required to be reported herein was certified by an independent inspector of elections, and are set forth below:

1.	Election of Class II directors for three-year terms expiring at the 2021 Annual Meeting and to hold office until their respective successors are duly elected and qualified.

a. Lisa R. Bacus

For: 99,872,705	Against: 2,189,632	Abstain: 155,181	Broker Non-Votes: 9,023,995

b. Timothy C.K. Chou

For: 100,638,795	Against: 1,406,072	Abstain: 172,651	Broker Non-Votes: 9,023,995

c. James R. Ringler

For: 94,160,810	Against: 6,662,011	Abstain: 1,394,697	Broker Non-Votes: 9,023,995

d. John G. Schwarz

For: 99,855,892	Against: 2,197,025	Abstain: 164,601	Broker Non-Votes: 9,023,995

2.	An advisory (non-binding) vote on executive compensation (“say-on-pay”).

For: 94,651,628	Against: 3,129,331	Abstain: 4,436,559	Broker Non-Votes: 9,023,995

3.	The approval of the amended and restated Teradata Employee Stock Purchase Plan.

For: 100,971,880	Against: 1,113,862	Abstain: 131,776	Broker Non-Votes: 9,023,995

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.

For: 108,945,702	Against: 2,114,477	Abstain: 181,334

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Laura K Nyquist
Name:	Laura K. Nyquist
Title:	General Counsel and Secretary

Dated: April 23, 2018